SCHEDULE A

To the J.P. Morgan Exchange-Traded Fund Trust

Declaration of Trust

SERIES

As of September 14, 2020

JPMorgan Diversified Return International Equity ETF, formerly named JPMXF Diversified Return International Ex – North America Equity ETF (until 4/4/14) and JPMorgan Diversified Return International Ex – North America Equity ETF (4/4/14 until 9/10/14)

JPMorgan Diversified Return Emerging Markets Equity ETF, formerly named JPMXF Diversified Return Emerging Markets Equity ETF (until 4/4/14)

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan High Yield Research Enhanced ETF, formerly JPMorgan High Yield ETF (until 3/24/16) and JPMorgan Disciplined High Yield ETF (until 9/9/19)

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan International Bond Opportunities ETF, formerly JPMorgan Global Bond Opportunities ETF (until 9/14/2020)

JPMorgan Ultra-Short Income ETF

JPMorgan U.S. Dividend ETF

JPMorgan U.S. Minimum Volatility ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF, formerly named JPMorgan USD Emerging Markets Bond ETF (until 12/13/17)

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders MSCI US REIT ETF

JPMorgan Core Plus Bond ETF

JPMorgan Income Builder Blend ETF

JPMorgan Inflation Managed Bond ETF

JPMorgan Municipal ETF

JPMorgan Ultra-Short Municipal Income ETF, formerly named JPMorgan Ultra-Short Municipal ETF (until 1/7/19)

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan BetaBuilders U.S. Equity ETF

JPMorgan BetaBuilders International Equity ETF

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

JPMorgan Equity Premium Income ETF

JPMorgan International Growth ETF

JPMorgan Large Cap Growth ETF

JPMorgan BetaBuilders U.S. Small Cap Equity ETF

JPMorgan Carbon Transition U.S. Equity ETF

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